Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended quarterly report of Uromed Corporation (the “Company”) on Form 10-QSB for the period ended June 30, 2006 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Ivo Heiden, CEO, CFO and Chairman of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ivo Heiden

Ivo Heiden
CEO, CFO and Chairman
Dated: October 24, 2006

A signed original of this written statement required by Section 906 has been provided to Uromed Corporation and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.